SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                MARCH 11, 1998



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-12332               95-2492236
     (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)               File Number)       Identification No.)


       2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA                   35223
       (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code    (205) 879-9230


                                        N/A
          (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS.

     On March 11, 1998, Registrant issued a press release announcing a definitive agreement under which Registrant will acquire United Dental Care, Inc.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   EXHIBITS

              The following exhibit is included herein.

                    Exhibit 99: Press Release dated March 11, 1998.





                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PROTECTIVE LIFE CORPORATION


                                             BY/S/JERRY W. DEFOOR
                                             Jerry W. DeFoor
                                             Vice President and Controller

Dated:   March 11, 1998

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                                  Exhibit Index


EXHIBIT NUMBER                 DESCRIPTION                         PAGE NUMBER

  99.                 Press Release Dated March 11, 1998               4-5

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